o ZTIFI P2-1
                         SUPPLEMENT DATED MARCH 3, 2005
                              TO THE PROSPECTUS OF
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                        FOREIGN SMALLER COMPANIES SERIES
                                DATED MAY 1, 2004

The prospectus is amended as follows:

On March 1, 2005,  the Board of  Directors of  Templeton  Institutional  Funds,
Inc. approved a change in the definition of smaller companies in whose securities the Fund may invest.

The first paragraph of the section entitled "Goal and Strategies - Main Investment Strategies" on page 2 is replaced with the following:

 Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets. Shareholders will be given 60 days' advance notice of any change to this 80% policy. In some emerging markets, the Fund may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Fund may also invest a portion of its assets in securities of larger foreign companies. Under unusual circumstances and on a temporary basis, including times during which the Fund may experience large cash inflows, the Fund may invest in securities of issuers that would not be considered "smaller companies."

The section entitled "Goal and Strategies - Main Investment Strategies" beginning on page 2 is supplemented with the following:

 SMALLER COMPANIES
 The manager employs a strategy of investing in securities of companies with a market capitalization of not more than $2 billion at the time of initial purchase. Once a security qualifies for initial purchase, it continues to qualify for additional purchases as long as it is held by the Fund, provided that its market capitalization does not exceed $4 billion. The result may be that the Fund could hold a significant percentage of its net assets in securities that have market capitalizations in excess of $2 billion.

 For purposes of monitoring the Fund's compliance with the requirement that it invest mainly in the equity securities of smaller companies, smaller companies are defined as those with market capitalizations that do not exceed $4 billion. The Fund will invest at least 80% of net assets in securities with market capitalizations of not more than $4 billion.

 In some emerging markets the Fund may invest in companies that qualify as small cap but still are among the largest in that market.

               Please keep this supplement for future reference.